Fees Summary	Jul. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,000
Previously Paid Amount	0.00
Total Fee Amount	34,525
Total Offset Amount	0.00
Net Fee	$ 34,525